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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 21, 2003

SL GREEN REALTY CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	1-13199 (Commission File Number)	13-3956775 (IRS Employer ID. Number)
420 Lexington Avenue New York, New York 10170 (Address of Principal Executive Offices) (Zip Code)

(212) 594-2700
(Registrant's Telephone Number, Including Area Code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

As previously announced on Form 8-K, filed December 12, 2002, SL Green Realty Corp. ("SL Green" or the "Company") announced that it had signed an agreement to acquire The News Building located at 220 East 42nd Street, New York, NY for $265 million.

The purchase was consummated on February 13, 2003.

The landmark 1.1 million square foot News Building is 100% leased, with 18% of the leases expiring over the next 3 years. The building's high-quality tenancy includes Omnicom Group, which leases 40% of the building and other notable companies such as Tribune Company, WPIX-TV, Verizon, Value Line, Neuberger Berman, and United Nations Population Fund.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)	FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA FINANCIAL INFORMATION
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
	Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2002		F-2
	Pro Forma Condensed Consolidated Income Statement (Unaudited) for the nine months ended September 30, 2002		F-3
	Pro Forma Condensed Consolidated Income Statement (Unaudited) for the year ended December 31, 2001		F-4
	Notes to Pro Forma Financial Information		F-5
FINANCIAL STATEMENTS
	Report of Independent Auditors		F-7
	Revenues and Certain Expenses of 220 News LLC for the nine months ended September 30, 2002 (unaudited) and the year ended December 31, 2001		F-8
	Notes to Financial Statements		F-9
(C)	EXHIBITS
	10.1	Form of June 27, 2000 Revolving Credit and Guarantee Agreement incorporated by reference to the Company's Form 8-K, dated June 27, 2000, filed with the Commission on July 12, 2000.
	10.2	Amended and Restated Credit and Guaranty Agreement dated February 6, 2003.
	10.3	Employment and Non-competition Agreement between Stephen L. Green and the Company, dated August 20, 2002
10.4
Form of Agreement of Sale and Purchase dated as of January 30, 1998 between Graybar Building Company, as Seller and SL Green Operating Partnership, L.P., as Purchaser incorporated by reference to the Company's Form 8-K, dated March 18, 1998, filed with the Commission on March 31, 1998.
	99.1	Consent of Ernst and Young LLP

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.
By:	/s/ THOMAS E. WIRTH Thomas E. Wirth Chief Financial Officer

Date: February 21, 2003

3

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

On December 9, 2002, the Company announced that it had entered into an agreement to purchase The News Building located at 220 East 42nd Street, New York, NY. This transaction was consumated on February 13, 2003.

The unaudited pro forma condensed consolidated balance sheet of SL Green Realty Corp. (the "Company") as of September 30, 2002 has been prepared as if the Company's acquisition of the property located at 220 East 42nd Street had been consummated on September 30, 2002. The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2001 and the nine months ended September 30, 2002 are presented as if the Company's acquisition of the property located at 220 East 42nd Street occurred on January 1, 2001 and the effect was carried forward through the year and the nine month period.

The pro forma condensed consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the this acquisition had occurred on January 1, 2001 and for the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with the Company's 2001 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2002
(Unaudited)
(In Thousands Except Per Share Amounts)

	SL Green Realty Corp. Historical	Pro Forma Adjustments	SL Green Realty Corp. Proforma
	(A)	(B)
ASSETS:
Commerical real estate properties at cost:
Land and land interests	$131,078	$53,000	$184,078
Buildings and improvements	675,499	212,000	887,499
Building leasehold	147,911	—	147,911
Property under capital lease	12,208	—	12,208

	966,696	265,000	1,231,696
Less accumulated depreciation	(119,056)	—	(119,056)

	847,640	265,000	1,112,640
Assets held for sale	41,185	—	41,185
Cash and cash equivalents	13,450	—	13,450
Restricted cash	32,538	—	32,538
Tenant and other receivables, net of allowance of $5,882	8,066	—	8,066
Related party receivables	4,832	—	4,832
Deferred rents receivable, net of allowance for tenant credit loss of $6,321	54,992	—	54,992
Investment in and advances to affiliates	3,146	—	3,146
Structured finance investments	194,709	(53,500)	141,209
Investments in unconsolidated joint ventures	217,108		217,108
Deferred costs, net	34,957	—	34,957
Other assets	14,569	—	14,569

Total Assets	$1,467,192	$211,500	$1,678,692

LIABILITIES AND STOCKHOLDERS' EQUITY:
Mortgage notes payable	$374,800	$186,500	$561,300
Revolving credit facilities	173,931	13,000	186,931
Derivative instruments at fair value	8,540	—	8,540
Accrued interest payable	1,945	—	1,945
Accounts payable and accrued expenses	33,935	—	33,935
Deferred compensation awards	671	—	671
Deferred revenue	3,777	—	3,777
Capitalized lease obligations	15,895	—	15,895
Deferred land lease payable	14,466	—	14,466
Dividend and distributions payable	16,693	—	16,693
Security deposits	19,420		19,420
Liabilities related to assets held for sale	21,414	—	21,414

Total liabilities	685,487	199,500	884,987
Commitments and Contingencies
Minority interest in Operating Partnership	44,941	12,000	56,941
8% Preferred Income Equity Redeemable SharesSM $0.01 par value $25.00 mandatory liquidation preference, 25,000 authorized and 4,600 outstanding at September 30, 2002	111,599	—	111,599
STOCKHOLDERS' EQUITY
Common stock, $0.01 par value, 100,000 shares authorized, 30,376 issued and outstanding at September 30, 2002	303	—	303
Additional paid-in-capital	591,668	—	591,668
Deferred compensation plans	(5,987)	—	(5,987)
Accumulated other comprehensive loss	(8,279)	—	(8,279)
Retained earnings	47,460	—	47,460

Total stockholders' equity	625,165	—	625,165

Total liabilities and stockholders' equity	$1,467,192	$211,500	$1,678,692

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002
(Unaudited)
(In Thousands Except Per Share Amounts)

	SL Green Realty. Corp Historical	220 East 42nd Street Acquisition	SL Green Realty Corp. Pro Forma Adjustments		SL Green Realty Corp. Pro Forma
	(A)	(B)
REVENUES:
Rental revenue	$140,023	$22,433	$552	(C)	$163,008
Escalation and reimbursement revenues	21,630	2,734	—		24,364
Signage rent	924		—		924
Investment income	11,420		—		11,420
Preferred equity income	5,805		(5,056)	(D)	749
Other income	3,402		—		3,402

Total revenues	183,204	25,167	(4,504)		203,867

EXPENSES:
Operating expenses including $5,068 to affiliates	43,174	6,494	—		49,668
Real estate taxes	21,798	3,921	—		25,719
Ground rent	9,478	—	—		9,478
Interest	27,235	—	4,988	(E)	32,223
Depreciation and amortization	28,648	—	3,975	(F)	32,623
Marketing, general and administrative	9,719	553	(553)	(G)	9,719

Total expenses	140,052	10,968	8,410		159,430

Income (loss) before equity in net income from affiliates, equity in net income of unconsolidated joint ventures, and minority interest	43,152	14,199	(12,914)		44,437
Equity in net income from affiliates	245	—	—		245
Equity in net income of unconsolidated joint ventures	13,113	—	—		13,113

Income(loss) before minority interest	56,510	14,199	(12,914)		57,795
Minority interest in operating partnership	(3,380)	(1,142)	296	(H)	(4,226)

Income (loss) from continuing operations	53,130	13,057	(12,618)		53,569
Income from discontinued operations, net of minority interest	2,034	—	—		2,034

Net income (loss)	55,164	13,057	(12,618)		55,603
Preferred stock dividends	(6,900)	—	—		(6,900)
Preferred stock accretion	(368)	—	—		(368)

Net income (loss) available to common shareholders	$47,896	$13,057	$(12,618)		$48,335

BASIC EARNINGS PER SHARE:(I)
Net income (loss) before income from discontinued operations	$1.52				$1.53
Income from discontinued operations	0.07				0.07

Net income	$1.59				$1.60

DILUTED EARNINGS PER SHARE:(I)
Net income (loss) before income from discontinued operations	$1.49				$1.52
Income from discontinued operations	0.06				0.05

Net income	$1.55				$1.57

Basic weighted average common shares outstanding	30,185				30,185

Diluted weighted average common shares and common share equivalents outstanding	33,074				38,188

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)
(In Thousands Except Per Share Amounts)

	SL Green Realty Corp. Historical	220 East 42nd Street Acquisition	SL Green Realty Corp. Pro Forma Adjustments		SL Green Realty Corp. Pro Forma
	(A)	(B)
REVENUES:
Rental revenue	$197,665	$28,452	$4,494	(C)	$230,611
Escalation and reimbursement revenues	30,361	3,031	—		33,392
Signage rent	1,522	—	—		1,522
Investment income	14,808	—	—		14,808
Preferred equity income	2,561	—	(2,247	)(D)	314
Other income	2,770	—	—		2,770

Total revenues	249,687	31,483	2,247		283,417

EXPENSES:
Operating expenses including $5,805 to affiliates	56,718	11,335	—		68,053
Real estate taxes	29,828	5,754	—		35,582
Ground rent	12,579	—	—		12,579
Interest	45,107	—	11,253	(E)	56,360
Depreciation and amortization	37,117	—	5,300	(F)	42,417
Marketing, general and administrative	15,374	689	(689	)(G)	15,374

Total expenses	196,723	17,778	15,864		230,365

Income (loss) before equity in net loss from affiliates, equity in net income of unconsolidated joint ventures, gain on sale, minority interest, and discontinued operations	52,964	13,705	(13,617)		53,052
Equity in net loss from affiliates	(1,054)	—	—		(1,054)
Equity in net income of unconsolidated joint ventures	8,607	—	—		8,607
Gain on sale of rental property/preferred Investment	4,956	—	—		4,956

Income (loss) before minority interest	65,473	13,705	(13,617)		65,561
Minority interest in operating partnership	(4,419)	(1,138)	757	(H)	(4,800)
Cumulative effect of change in accounting principle	(532)	—	—		(532)

Income (loss) from continuing operations	60,522	12,567	(12,860)		60,229
Income from discontinued operations, net of minority interest	2,479	—	—		2,479

Net (loss) income	63,001	12,567	(12,860)		62,708
Preferred stock dividends	(9,200)	—	—		(9,200)
Preferred stock accretion	(458)	—	—		(458)

Net income (loss) available to common shareholders	$53,343	$12,567	$(12,860)		$53,050

BASIC EARNINGS PER SHARE:(I)
Net income (loss) before gain on sale, income from discontinued operations and cumulative effect adjustment	$1.73				$1.55
Income from discontinued operations	0.09				0.08
Gain on sales	0.18				0.17
Cumulative effect of change in accounting principle	(0.02)				(0.02)

Net income	$1.98				$1.78

DILUTED EARNINGS PER SHARE:(I)
Net income (loss) before gain on sale, income from discontinued operations and cumulative effect adjustment	$1.72				$1.54
Income from discontinued operations	0.08				0.08
Gain on sales	0.16				0.15
Cumulative effect of change in accounting principle	(0.02)				(0.02)

Net income	$1.94				$1.75

Basic weighted average common shares outstanding	26,993				29,815

Diluted weighted average common shares and common share equivalents outstanding	29,808				33,045

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2002
(Unaudited and in Thousands)

(A)
To reflect the unaudited condensed consolidated balance sheet of SL Green Realty Corp. at September 30, 2002 as reported on the Company's Quarterly Report on Form 10-Q.

(B)
To reflect the purchase price allocation of the Company's acquisition of the property located at 220 East 42nd Street as of September 30, 2002 for $265,000. There was no independent valuation performed on this property. The Company intends to account for the acquisition in accordance with SFAS 141 and 142. We are currently in the process of analyzing the fair value of our in-place leases; and, consequently, no value has yet been assigned to the leases. Therefore, the purchase price allocation is preliminary and subject to change. The purchase was financed through the assumption of $186,500 of debt, the issuance of approximately 415 operating partnership units of SL Green Operating Partnership, L.P. valued at $12,000 and the balance was funded through the Company's revolving line of credit. In addition, the Company's preferred equity investment of $53,500 was repaid.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited and in Thousands)

(A)
To reflect the condensed consolidated statement of income of SL Green Realty Corp. for the nine month period ended September 30, 2002 as reported on the Company's Quarterly Report on Form 10-Q.

(B)
To reflect the historical operations of 220 East 42nd Street for the nine month period ended September 30, 2002.

(C)
Rental income for 220 East 42nd Street adjusted to reflect straight-line amounts as of January 1, 2001.

(D)
To reduce preferred equity income due to the repayment of the $53,500 investment. This investment had a weighted average yield for the period of 12.6 percent.

(E)
To record interest expense for borrowings under the mortgage loans assumed ($158,000 at the weighted average interest rate of 3.61% and $28,500 at the weighted average interest rate of 8.09%) and the borrowing under the revolving line of credit ($13,000 at a weighted average interest rate of 3.34%). Interest expense was reduced for the debt repaid from the proceeds from the repaid preferred equity investment ($53,500 at the weighted average interest rate of 3.34%).

(F)
To reflect straight-line depreciation for 220 East 42nd Street based on an estimated useful life of 40 years.

(G)
This reflects the elimination of the asset management fees and management fees that the property incurred. It also reflects a reduction in professional fees.

(H)
To reflect the minority shareholders interest of 8.04% in the operating partnership.

(I)
Basic income per common share is calculated based on 30,185 weighted average common shares outstanding and diluted income per common share is calculated based on 38,188 weighted average common shares and common share equivalents outstanding. The preferred shares outstanding were dilutive during this period.

YEAR ENDED DECEMBER 31, 2001

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
(Unaudited and in Thousands)

(A)
To reflect the condensed consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2001 as reported on the Company's Annual Report on Form 10-K.

(B)
To reflect the historical operations of 220 East 42nd Street for the year ended December 31, 2001.

(C)
Rental income for 220 East 42nd Street adjusted to reflect straight-line amounts as of January 1, 2001.

(D)
To reduce preferred equity income due to the repayment of the $53,500 investment. This investment had a weighted average yield for the period of 12.6 percent.

(E)
To record interest expense for borrowings under the mortgage loans assumed ($158,000 at the year end interest rate of 3.6246% and $28,500 at the year end interest rate of 8.11%) and the borrowing under the revolving line of credit ($13,000 at a weighted average interest rate of 5.22%). Interest expense was reduced for the debt repaid from the proceeds from the repaid preferred equity investment ($53,500 at the weighted average interest rate of 5.22%).

(F)
To reflect straight-line depreciation for 220 East 42nd Street based on an estimated useful life of 40 years.

(G)
This reflects the elimination of the asset management fees and management fees that the property incurred. It also reflects a reduction in professional fees.

(H)
To reflect the minority shareholders interest of 8.3% in the operating partnership.

(I)
Basic income per common share is calculated based on 29,815 weighted average common shares outstanding and diluted income per common share is calculated based on 33,045 weighted average common shares and common share equivalents outstanding. The preferred shares outstanding were anti-dilutive during this period.

Report of Independent Auditors

Board of Directors and Stockholders
SL Green Realty Corp.

        We have audited the statement of revenues and certain expenses of 220 News Building (the "Company") for the year ended December 31, 2001. The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the Company's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Company as described in Note 1 for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                  /s/ Ernst & Young

New York, New York
November 20, 2002

220 News Building

Statements of Revenues and Certain Expenses

	Nine Months ended September 30, 2002 (Unaudited)	Year ended December 31, 2001
Revenues
Base rents	$22,432,713	$28,451,933
Tenant reimbursements	2,734,486	3,030,676

Total rental revenue	25,167,199	31,482,609

Certain expenses:
Real estate taxes	3,920,841	5,754,187
Management fees	478,491	501,121
Property operating expenses	6,569,009	11,522,910

Total certain expenses	10,968,341	17,778,218

Revenues in excess of certain expenses	$14,198,858	$13,704,391

See accompanying notes.

220 News Building

Notes to Statement of Revenues and Certain Expenses

December 31, 2001

1. Basis of Presentation

        Presented herein is the statements of revenues and certain expenses related to the operation of an office building located at 220 East 42nd Street ("220 News" or the "Property") in Manhattan, New York. On November 20, 2002, SL Green Realty Corp., entered into an agreement to acquire 220 News, closing is expected to occur in early 2003.

        The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

        The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

        220 News is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $869,000 (unaudited) for the nine months ended September 30, 2002 and $1,633,000, for the year ended December 31, 2001.

        Included in tenant reimbursements for the nine months ended September 30, 2002 is a true up of prior year tenant reimbursements in the amount of approximately $310,000, which had been estimated in prior years.

4. Management Agreements

        The Property is managed by The Witkoff Group., LLC (the "Property Manager"), an affiliate of one of the members of the Company, pursuant to a management agreement which provides for management fees at the rate of 1.5% of monthly rental income receipts, as defined. Management fees of approximately $453,000 for the year ended December 31, 2001 and $359,000 (unaudited) for the nine months ended September 30, 2002 were incurred. Additionally, the Property Manager shall, at the request of the Company, supervise certain capital improvement projects to the Property, and shall receive a fee equal to 5% of construction costs. As of September 30, 2002 and December 31, 2001, no construction management fees were incurred.

        On September 7, 2001 the Company, entered into an Asset Management Agreement with SL Green Realty Corp. Pursuant to the agreement the asset management fee is equal to 0.5% of monthly rental income receipts, as defined. Asset management fees of approximately $48,000 and $120,000 (unaudited) were incurred during the year ended December 31, 2001 and nine months period ended September 30, 2002, respectively.

5. Property Operating Expenses

        Property operating expenses for the year ended December 31, 2001, respectively include $119,024 for insurance, $4,773,972 for utilities, $2,332,240 for cleaning costs, $1,676,581 in repair and maintenance costs, $329,311 in administrative costs, $2,104,126 in payroll costs and $187,656 for professional services.

        Property operating expenses for the nine months ended September 30, 2002 (unaudited) include $111,321 for insurance, $2,409,545 for utilities, $1,440,351 for cleaning services, $907,591 for repairs and maintenance costs, $230,517 for administrative costs, $1,395,087 for payroll costs and $74,597 for professional services.

6. Significant Tenants

        Two tenants constitute approximately 56% of rental revenue in 2001 and for the nine months ended September 30, 2002.

7. Future Minimum Rents Schedule

        Future minimum lease payments to be received by 220 News as of December 31, 2001, under noncancelable operating leases are as follows:

	Related Party	Other	Total
2002	$1,678,000	$30,222,000	$31,900,000
2003	1,678,000	30,384,000	32,062,000
2004	1,678,000	30,354,000	31,932,000
2005	1,687,000	29,776,000	31,463,000
2006	1,715,000	27,573,000	29,288,000
Thereafter	15,974,000	169,585,000	185,559,000

Total	$24,410,000	$317,894,000	$342,204,000

        The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

8. Interim Unaudited Financial Information

        The financial statement for the nine months ended September 30, 2002 is unaudited, however, in the opinion of management all adjustments (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

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SIGNATURES
SL GREEN REALTY CORP. PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
SL GREEN REALTY CORP. PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2002 (Unaudited) (In Thousands Except Per Share Amounts)
SL GREEN REALTY CORP. PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002 (Unaudited) (In Thousands Except Per Share Amounts)
SL GREEN REALTY CORP. PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2001 (Unaudited) (In Thousands Except Per Share Amounts)
SL GREEN REALTY CORP. NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2002 (Unaudited and in Thousands)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited and in Thousands)
YEAR ENDED DECEMBER 31, 2001 NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (Unaudited and in Thousands)
Report of Independent Auditors
220 News Building Statements of Revenues and Certain Expenses
220 News Building Notes to Statement of Revenues and Certain Expenses